EXHIBIT 99.(a)(4)



                         NOTICE OF WITHDRAWAL OF TENDER

                REGARDING UNITS OF LIMITED LIABILITY INTERESTS IN

                            GAM AVALON LANCELOT, LLC

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 16, 2006

                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
                   RECEIVED BY PFPC, INC. EITHER BY MAIL OR BY
                    FAX BY 12:00 MIDNIGHT, NEW YORK TIME, ON
                      WEDNESDAY, JUNE 14, 2006, UNLESS THE
                               OFFER IS EXTENDED.


          COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN OR DELIVER TO:
                            GAM Avalon Lancelot, LLC
                                 c/o PFPC, Inc.
                                  P.O. Box 858
                             Claymont, DE 19703-0858

                           Attn: GAM Investor Services
                           For additional information:
                              Phone: (866) 211-4521
                               Fax: (302) 793-8201
               YOU ARE RESPONSIBLE FOR CONFIRMING THAT THIS NOTICE
                           IS RECEIVED BY PFPC, INC.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal dated _______________.

Such tender was in the amount of: $ ____________________



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Date:  ____________________

Signature(s):

FOR INDIVIDUAL INVESTORS, JOINT TENANTS, IRAs AND KEOGH PLANS:

SIGNATURE:                             _________________________________________
                                        (Signature of Owner(s) Exactly as
                                           Appeared on Subscription
                                           Agreement/Investor Application)

PRINT NAME OF INVESTOR:                _________________________________________

JOINT TENANT SIGNATURE:                _________________________________________
(If joint tenants, both must sign.)     (Signature of Owner(s) Exactly as
                   --------------          Appeared on Subscription
                                           Agreement/Investor Application)


PRINT NAME OF JOINT TENANT:            _________________________________________

FOR OTHER INVESTORS (SUCH AS CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, TRUSTS, AND EMPLOYEE BENEFIT PLANS):

PRINT NAME OF INVESTOR:                _________________________________________

SIGNATURE:                             _________________________________________
                                        (Signature of Owner(s) Exactly as
                                           Appeared on Subscription
                                           Agreement/Investor Application)

PRINT NAME OF SIGNATORY AND TITLE:     _________________________________________

CO-SIGNATORY IF NECESSARY:             _________________________________________
                                        (Signature of Owner(s) Exactly as
                                           Appeared on Subscription
                                           Agreement/Investor Application)

PRINT NAME AND TITLE OF CO-SIGNATORY:  _________________________________________


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